UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                      ----------------------------------

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934

                      ----------------------------------


                               DATE OF REPORT

              (DATE OF EARLIEST EVENT REPORTED):  MARCH 22, 1996



                        APPLIED MAGNETICS CORPORATION

            (Exact Name of Registrant as Specified in its Charter)



          DELAWARE
       (State or Other            1-6635                95-1950506
       Jurisdiction of          (Commission           (IRS Employer
       Incorporation)           File Number)        Identification No.)



                              75 ROBIN HILL ROAD

                          GOLETA, CALIFORNIA  93117

                   (Address of Principal Executive Offices)



                        REGISTRANT'S TELEPHONE NUMBER,
                     INCLUDING AREA CODE:  (805) 683-5353





                           Exhibit Index on Page 3


                                 Page 1 of 5


       Item 5.   OTHER EVENTS

                 On March 25, 1996, Applied Magnetics Corporation announced that it had completed the sale, in an offshore offering and in a concurrent private placement in the United States, of $115.0 million of 7.0% Convertible Subordinated Debentures due 2006.

       Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits.


       Exhibit No.    Description of Exhibit
       -----------    ----------------------

           99 Press Release dated March 25, 1996 announcing that Applied Magnetics Corporation has completed the sale, in an offshore offering and in a concurrent private placement in the United States, of $115.0 million of 7.0% Convertible Subordinated Debentures due 2006.

                 Pursuant to the requirements of the Securities
       Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                APPLIED MAGNETICS CORPORATION



                                By:  /s/ Peter T. Altavilla
                                     ------------------------------
                                     Peter T. Altavilla
                                     Corporate Controller
                                     and Secretary


       Dated:  April 2, 1996
















                                 Page 2 of 5


                              INDEX TO EXHIBITS

                                                         Sequentially
                                                           Numbered
       Exhibit Number      Description of Exhibit            Page
       --------------      ----------------------        -----------

       Exhibit 99          Press Release dated
                           March 25, 1996 announcing
                           that Applied Magnetics
                           Corporation has completed
                           the sale, in an offshore
                           offering and in a concurrent
                           private placement in the
                           United States, of $115.0
                           million of 7.0% Convertible
                           Subordinated Debentures due
                           2006.                                 4







































                                 Page 3 of 5


                                  EXHIBIT 99
                                  ----------

       FOR IMMEDIATE RELEASE:                   FOR MORE INFORMATION:
       March 25, 1996                           Craig D. Crisman
                                                Chairman and Chief
                                                Executive Officer
                                                (805) 683-5353



                        APPLIED MAGNETICS CORPORATION
                            COMPLETES THE SALE OF
            $115.0 MILLION OF CONVERTIBLE SUBORDINATED DEBENTURES


                 Goleta, CA - Applied Magnetics Corporation (NYSE:

       APM) today announced that it has completed the sale, in an offshore offering and in a concurrent private placement in the

       United States, of $115.0 million of 7.0% Convertible

       Subordinated Debentures due 2006.  The Debentures, non-callable for three years, will be convertible into common stock at a rate of $18.60 per share, which equates to an aggregate of approximately 6,182,796 shares of the Company's common stock.



                 Proceeds from the sale of the debentures will be used

       to repay debt, to fund capital expenditures and for general corporate purposes.



                 Neither the debentures nor the common stock issuable

       upon conversion have been registered under the United States

       Securities Act of 1933.  Accordingly, these securities may not be offered or sold in the United States or to any U.S. person absent registration or an applicable exemption from the

       registration requirements.

                                     -1-


                                 Page 4 of 5


                 Applied Magnetics, with headquarters in Goleta, CA is

       a major independent supplier of magnetic recording heads for disk drive applications for the worldwide data storage segment of the computer industry.



                 This announcement is neither an offer to sell nor a

       solicitation of an offer to buy any of these securities.









































                                     -2-


                                 Page 5 of 5